                                                                     EXHIBIT 3.4

                                    BY-LAWS


                                      of


                          NE RESTAURANT COMPANY, INC.


                            A Delaware Corporation


                                                      Adopted:  January 27, 1994
                                                                ----------------
                                                                      Date



                                                           /s/ Carl E. Axelrod
                                                           ---------------------
                                                                    Secretary

                                     BY-LAWS
                                     -------

                                TABLE OF CONTENTS
                                -----------------

                                                                                                               Page
                                                                                                               ----
ARTICLE I.               STOCKHOLDERS.............................................................................1

   Section 1.1.          Annual Meeting...........................................................................1
   Section 1.2.          Special Meetings.........................................................................1
   Section 1.3.          Notice of Meeting........................................................................1
   Section 1.4.          Quorum...................................................................................2
   Section 1.5.          Voting and Proxies.......................................................................2
   Section 1.6.          Action at Meeting........................................................................2
   Section 1.7.          Action Without Meeting...................................................................2
   Section 1.8.          Voting of Shares of Certain Holders......................................................2
   Section 1.9.          Stockholder Lists........................................................................3

ARTICLE II.              Board of Directors.......................................................................3

   Section 2.1.          Powers...................................................................................3
   Section 2.2.          Number of Directors; Qualifications......................................................4
   Section 2.3.          Nomination of Directors..................................................................4
   Section 2.4.          Election of Directors....................................................................4
   Section 2.5.          Vacancies; Reduction of the Board........................................................4
   Section 2.6.          Enlargement of the Board.................................................................4
   Section 2.7.          Tenure and Resignation...................................................................5
   Section 2.8.          Removal..................................................................................5
   Section 2.9.          Meetings.................................................................................5
   Section 2.10.         Notice of Meeting........................................................................5
   Section 2.11.         Agenda...................................................................................5
   Section 2.12.         Quorum...................................................................................6
   Section 2.13.         Action at Meeting........................................................................6
   Section 2.14.         Action Without Meeting...................................................................6
   Section 2.15.         Committees...............................................................................6

ARTICLE III.             OFFICERS.................................................................................6

   Section 3.1.          Enumeration..............................................................................6
   Section 3.2.          Election.................................................................................7
   Section 3.3.          Qualification............................................................................7
   Section 3.4.          Tenure...................................................................................7
   Section 3.5.          Removal..................................................................................7
   Section 3.6.          Resignation..............................................................................7
   Section 3.7.          Vacancies................................................................................7

   Section 3.8.          Chairman of the Board....................................................................7
   Section 3.9.          President................................................................................7
   Section 3.10.         Vice-President(s)........................................................................7
   Section 3.11.         Treasurer and Assistant Treasurers.......................................................8
   Section 3.12.         Secretary and Assistant Secretaries......................................................8
   Section 3.13.         Other Powers and Duties..................................................................8

ARTICLE IV.              CAPITAL STOCK............................................................................8

   Section 4.1.          Stock Certificates.......................................................................9
   Section 4.2.          Transfer of Shares.......................................................................9
   Section 4.3.          Record Holders...........................................................................9
   Section 4.4.          Record Date..............................................................................9
   Section 4.5.          Transfer Agent and Registrar for Shares of Corporation..................................10
   Section 4.6.          Loss of Certificates....................................................................10
   Section 4.7.          Restrictions on Transfer................................................................10
   Section 4.8.          Multiple Classes of Stock...............................................................10

ARTICLE V.               DIVIDENDS...............................................................................11

   Section 5.1.          Declaration of Dividends................................................................11
   Section 5.2.          Reserves................................................................................11

ARTICLE VI.              POWERS OF OFFICERS TO CONTRACT WITH THE
                           CORPORATION...........................................................................11

ARTICLE VII.             INDEMNIFICATION.........................................................................12

   Section 7.1.          Definitions.............................................................................12
   Section 7.2.          Right to Indemnification in General.....................................................13
   Section 7.3.          Proceedings Other Than Proceedings by or in the Right of the
                           Corporation...........................................................................14
   Section 7.4.          Proceedings by or in the Right of the Corporation.......................................14
   Section 7.5.          Indemnification of a Party Who is Wholly or Partly Successful...........................14
   Section 7.6.          Indemnification for Expenses of a Witness...............................................15
   Section 7.7.          Advancement of Expenses.................................................................15
   Section 7.8.          Notification and Defense of Claim.......................................................15
   Section 7.9.          Procedures..............................................................................16
   Section 7.10.         Action by the Corporation...............................................................17
   Section 7.11.         Non-Exclusivity.........................................................................17
   Section 7.12.         Insurance...............................................................................17
   Section 7.13.         No Duplicative Payment..................................................................17
   Section 7.14.         Expenses of Adjudication................................................................18
   Section 7.15.         Severability............................................................................18

ARTICLE VIII.            MISCELLANEOUS PROVISIONS................................................................18

   Section 8.1.          Certificate of Incorporation............................................................18
   Section 8.2.          Fiscal Year.............................................................................18
   Section 8.3.          Corporate Seal..........................................................................18
   Section 8.4.          Execution of Instruments................................................................18
   Section 8.5.          Voting of Securities....................................................................19
   Section 8.6.          Evidence of Authority...................................................................19
   Section 8.7.          Corporate Records.......................................................................19
   Section 8.8.          Charitable Contributions................................................................19

ARTICLE IX.              AMENDMENTS..............................................................................19

   Section 9.1.          Amendment by Stockholders...............................................................19
   Section 9.2.          Amendment by Board of Directors.........................................................20

                                     BY-LAWS

                                       OF

                           NE RESTAURANT COMPANY, INC.
                           --------------------------

                            (A Delaware Corporation)

                                    ARTICLE I.
                                    ---------

                                  Stockholders
                                  ------------

          Section 1.1. Annual Meeting. The annual meeting of the stockholders of
          -----------  --------------
the corporation shall be held on the third Wednesday in March of each year, at such time and place within or without the State of Delaware as may be designated in the notice of meeting. If the day fixed for the annual meeting shall fall on a legal holiday, the meeting shall be held on the next succeeding day not a legal holiday. If the annual meeting is omitted on the day herein provided, a special meeting may be held in place thereof, and any business transacted at such special meeting in lieu of annual meeting shall have the same effect as if transacted or held at the annual meeting.

          Section 1.2. Special Meetings. Special meetings of the stockholders
          -----------  ----------------
may be called at any time by the chairman of the board, the president or by the board of directors. Special meetings of the stockholders shall be held at such time, date and place within or outside of the State of Delaware as may be designated in the notice of such meeting.

          Section 1.3. Notice of Meeting. A written notice stating the place,
          -----------  -----------------
date, and hour of each meeting of the stockholders, and, in the case of a special meeting, the purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting, and to each stockholder who, under the Certificate of Incorporation or these By-laws, is entitled to such notice, by delivering such notice to such person or leaving it at their residence or usual place of business, or by mailing it, postage prepaid, and addressed to such stockholder at his address as it appears upon the books of the corporation, at least ten (10) days and not more than sixty (60) before the meeting. Such notice shall be given by the secretary, an assistant secretary, or any other officer or person designated either by the secretary or by the person or persons calling the meeting.

          The requirement of notice to any stockholder may be waived (i) by a written waiver of notice, executed before or after the meeting by the stockholder or his attorney thereunto duly authorized, and filed with the records of the meeting, (ii) if communication with such stockholder is unlawful,
(iii) by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice, or (iv) as otherwise excepted by law. A waiver of notice of any regular or special meeting of the stockholders need not specify the purposes of the meeting.

          If a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken, except that if the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

          Section 1.4. Quorum. The holders of a majority in interest of all
          -----------  ------
stock issued, outstanding and entitled to vote at a meeting shall constitute a quorum. Any meeting may be adjourned from time to time by a majority of the votes properly cast upon the question, whether or not a quorum is present.

          Section 1.5. Voting and Proxies. Stockholders shall have one vote for
          -----------  ------------------
each share of stock entitled to vote owned by them of record according to the books of the corporation, unless otherwise provided by law or by the Certificate of Incorporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the secretary of the meeting, or of any adjournment thereof. Except as otherwise limited therein, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid unless challenged at or prior to its exercise and the burden of proving invalidity shall rest on the challenger. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by one of them unless at or prior to exercise of the proxy the corporation receives a specific written notice to the contrary from any one of them.

          Section 1.6. Action at Meeting. When a quorum is present at any
          -----------  -----------------
meeting, a plurality of the votes properly cast for election to any office shall elect to such office, and a majority of the votes properly cast upon any question other than election to an office shall decide such question, except where a larger vote is required by law, the Certificate of Incorporation or these by-laws. No ballot shall be required for any election unless requested by a stockholder present or represented at the meeting and entitled to vote in the election.

          Section 1.7. Action Without Meeting. Any action required or permitted
          -----------  ----------------------
to be taken at any meeting of the stockholders may be taken without a meeting without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of the minimum number of votes necessary to authorize or take such action at a meeting at which shares entitled to vote thereon were present and voted and copies are delivered to the corporation in the manner prescribed by law.

          Section 1.8. Voting of Shares of Certain Holders. Shares of stock of
          -----------  -----------------------------------
the corporation standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine.

          Shares of stock of the corporation standing in the name of a deceased person, a minor ward or an incompetent person, may be voted by his administrator, executor, court-appointed guardian or conservator without a transfer of such shares into the name of such administrator, executor, court appointed guardian or conservator. Shares of capital stock of the corporation standing in the name of a trustee or fiduciary may be voted by such trustee or fiduciary.

          Shares of stock of the corporation standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

          A stockholder whose shares are pledged shall be entitled to vote such shares unless in the transfer by the pledgor on the books of the corporation he expressly empowered the pledgee to vote thereon, in which case only the pledgee or its proxy shall be entitled to vote the shares so transferred.

          Shares of its own stock belonging to this corporation shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time, but shares of its own stock held by the corporation in a fiduciary capacity may be- voted and shall be counted in determining the total number of outstanding shares.

          Section 1.9. Stockholder Lists. The secretary (or the corporation's
          -----------  -----------------
transfer agent or other person authorized by these By-laws or by law) shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

                                   ARTICLE II.
                                   ----------

                               Board of Directors
                               ------------------

          Section 2.1. Powers. Except as reserved to the stockholders by law, by
          -----------  ------
the Certificate of Incorporation or by these By-laws, the business of the corporation shall be managed under the direction of the board of directors, who shall have and may exercise all of the powers of the corporation. In particular, and without limiting the foregoing, the board of directors shall have the power to issue or reserve for issuance from time to time the whole or any part of the capital stock of the corporation which may be authorized from time to time to such person, for such consideration and upon such terms and conditions as they shall determine, including the granting of options, warrants or conversion or other rights to stock.

          Section 2.2. Number of Directors; Qualifications. The board of
          -----------  -----------------------------------
directors shall consist of such number of directors, not less than two nor more than eleven, as shall be fixed initially by the incorporator and thereafter by the board of directors. No director need be a stockholder.

          Section 2.3. Nomination of Directors.
          -----------  -----------------------

          (a) Nominations for the election of directors may be made by the board of directors or by any stockholder entitled to vote for the election of directors. Nominations by stockholders shall be made by notice in writing, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation not less than 14 days nor more than 60 days prior to any meeting of the stockholders called for the election of directors; provided, however, that if less than 21 written days' notice of the meeting is given to stockholders, such notice of nomination by a stockholder shall be delivered or mailed, in the manner prescribed above, to the secretary of the corporation not later than the close of the fifth day following the day on which notice of the meeting was mailed to stockholders.

          (b) Each notice under subsection (a) shall set forth (i) the name, age, business address and, if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee, and (iii) the number of shares of stock of the corporation which are beneficially owned by each such nominee.

          (c) The chairman of the meeting of stockholders shall determine whether or not a nomination was made in accordance with the procedures of this
Section 2.3, and if he shall determine that it was not, he shall so declare to the meeting and the defective nomination shall be disregarded.

          Section 2.4. Election of Directors. The initial board of directors
          -----------  ---------------------
shall be designated in the certificate of incorporation, or if not so designated, elected by the incorporator(s) at the first meeting thereof. Thereafter, directors shall be elected by the stockholders at their annual meeting or at any special meeting the notice of which specifies the election of directors as an item of business for such meeting.

          Section 2.5. Vacancies; Reduction of the Board. Any vacancy in the
          -----------  ---------------------------------
board of directors, however occurring, including a vacancy resulting from the enlargement of the board of directors, may be filled by the stockholders or by the directors then in office or by a sole remaining director. In lieu of filling any such vacancy the stockholders or board of directors may reduce the number of directors, but not to a number less than two. When one or more directors shall resign from the board of directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

          Section 2.6. Enlargement of the Board. The board of directors may be
          -----------  ------------------------
enlarged by the stockholders at any meeting or by vote of a majority of the directors then in office.

          Section 2.7. Tenure and Resignation. Except as otherwise provided by
          -----------  ----------------------
law, by the Certificate of Incorporation or by these By-laws, directors shall hold office until the next annual meeting of stockholders and thereafter until their successors are chosen and qualified. Any director may resign by delivering or mailing postage prepaid a written resignation to the corporation at its principal office or to the chairman of the board, president, secretary or assistant secretary, if any. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

          Section 2.8. Removal. A director, whether elected by the stockholders
          -----------  -------
or directors, may be removed from office with or without cause at any annual or special meeting of stockholders by vote of a majority of the stockholders entitled to vote in the election of such directors, or for cause by a vote of a majority of the directors then in office; provided, however, that a director may be removed for cause only after reasonable notice and opportunity to be heard before the body proposing to remove him.

          Section 2.9. Meetings. Regular meetings of the board of directors may
          -----------  --------
be held without call or notice at such times and such places within or without the State of Delaware as the board may, from time to time, determine, provided that notice of the first regular meeting following any such determination shall be given to directors absent from such determination. A regular meeting of the board of directors shall be held without notice immediately after, and at the same place as, the annual meeting of the stockholders or the special meeting of the stockholders held in place of such annual meeting, unless a quorum of the directors is not then present. Special meetings of the board of directors may be held at any time and at any place designated in the call of the meeting when called by the chairman of the board, president, treasurer, or one or more directors. Members of the board of directors or any committee elected thereby may participate in a meeting of such board or committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time, and participation by such means shall constitute presence in person at the meeting.

          Section 2.10. Notice of Meeting. It shall be sufficient notice to a
          ------------  -----------------
director to send notice by mail at least seventy-two (72) hours before the meeting addressed to such person at his usual or last known business or residence address or to give notice to such person in person or by telephone at least twenty-four (24) hours before the meeting. Notice shall be given by the secretary, or in his absence or unavailability, may be given by an assistant secretary, if any, or by the officer or directors calling the meeting. The requirement of notice to any director may be waived by a written waiver of notice, executed by such person before or after the meeting or meetings, and filed with the records of the meeting, or by attendance at the meeting without protesting prior thereto or at its commencement the lack of notice. A notice or waiver of notice of a directors' meeting need not specify the purposes of the meeting.

          Section 2.11. Agenda. Any lawful business may be transacted at a
          ------------  ------
meeting of the board of directors, notwithstanding the fact that the nature of the business may not have been specified in the notice or waiver of notice of the meeting.

          Section 2.12. Quorum. At any meeting of the board of directors, a
          ------------  ------
majority of the directors then in office shall constitute a quorum for the transaction of business. Any meeting may be adjourned by a majority of the votes cast upon the question, whether or not a quorum is present, and the meeting may be held as adjourned without further notice.

          Section 2.13. Action at Meeting. Any motion adopted by vote of the
          ------------  -----------------
majority of the directors present at a meeting at which a quorum is present shall be the act of the board of directors, except where a different vote is required by law, by the Certificate of Incorporation or by these By-laws. The assent in writing of any director to any vote or action of the directors taken at any meeting, whether or not a quorum was present and whether or not the director had or waived notice of the meeting, shall have the same effect as if the director so assenting was present at such meeting and voted in favor of such vote or action.

          Section 2.14. Action Without Meeting. Any action by the directors may
          ------------  ----------------------
be taken without a meeting if all of the directors consent to the action in writing and the consents are filed with the records of the directors' meetings. Such consent shall be treated for all purposes as a vote of the directors at a meeting.

          Section 2.15. Committees. The board of directors may, by the
          ------------  ----------
affirmative vote of a majority of the directors then in office, appoint an executive committee or other committees consisting of one or more directors and may by vote delegate to any such committee some or all of their powers except those which by law, the Certificate of Incorporation or these By-laws they may not delegate. In the absence or disqualification of a member of a committee, the members of the committee present and not disqualified, whether or not they constitute a quorum, may by unanimous vote appoint another member of the board of directors to act at the meeting in place of the absence or disqualified member. Unless the board of directors shall otherwise provide, any such committee may make rules for the conduct of its business, but unless otherwise provided by the board of directors or such rules, its meetings shall be called, notice given or waived, its business conducted or its action taken as nearly as may be in the same manner as is provided in these By-laws with respect to meetings or for the conduct of business or the taking of actions by the board of directors. The board of directors shall have power at any time to fill vacancies in, change the membership of, or discharge any such committee at any time. The board of directors shall have power to rescind any action of any committee, but no such rescission shall have retroactive effect.

                                   ARTICLE III
                                   -----------

                                    Officers
                                    --------

          Section 3.1. Enumeration. The officers shall consist of a chairman of
          -----------  -----------
the board, president, a treasurer, a secretary and such other officers and agents (including one or more vice-presidents, assistant treasurers and assistant secretaries), as the board of directors may, in their discretion, determine.

          Section 3.2. Election. The chairman of the board, president, treasurer
          -----------  --------
and secretary shall be elected annually by the directors at their first meeting following the annual meeting of the stockholders or any special meeting held in lieu of the annual meeting. Other officers may be chosen by the directors at such meeting or at any other meeting.

          Section 3.3. Qualification. An officer may, but need not, be a
          -----------  -------------
director or stockholder. Any two or more offices may be held by the same person. Any officer may be required by the directors to give bond for the faithful performance of his duties to the corporation in such amount and with such sureties as the directors may determine. The premiums for such bonds may be paid by the corporation.

          Section 3.4. Tenure.  Except as otherwise provided by the Certificate
          -----------  ------
of Incorporation or theseBy-laws, the term of office of each officer shall be for one year or until his successor is elected and qualified or until his earlier resignation or removal.

          Section 3.5. Removal. Any officer may be removed from office, with or
          -----------  -------
without cause, by the affirmative vote of a majority of the directors then in office; provided, however, that an officer may be removed for cause only after reasonable notice and opportunity to be heard by the board of directors prior to Action thereon.

          Section 3.6. Resignation. Any officer may resign by delivering or
          -----------  -----------
mailing postage prepaid a written resignation to the corporation at its principal office or to the chairman of the board, president, secretary, or assistant secretary, if any, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some event.

          Section 3.7. Vacancies.  A vacancy in any office arising from any
          ------------ ---------
cause may be filled for the unexpired portion of the term by the board of directors.

          Section 3.8. Chairman of the Board. The chairman of the board shall be
          -----------  ---------------------
the chief executive officer of the corporation. Except as otherwise voted by the board or directors, the chairman of the board shall preside at all meetings of the stockholders and of the board of directors at which present. The chairman of the board shall have such duties and powers as are commonly incident to the office of chief executive officer and such duties and powers as the board of directors shall from time to time designate.

          Section 3.9. President. The president shall be the chief operating
          -----------  ---------
officer of the corporation. Except as otherwise voted by the board of directors, the president shall preside at all meetings of the stockholders and of the board of directors at which present. The president shall have such duties and powers as are commonly incident to the office and such duties and powers as the board of directors shall from time to time designate.

          Section 3.10. Vice-President(s).  The vice-president(s), if .any,
          ------------  -----------------
shall have such powers and perform such duties as the board of directors may from time to time determine.

          Section 3.11. Treasurer and Assistant Treasurers. The treasurer,
          ------------  ----------------------------------
subject to the direction and under the supervision and control of the board of directors, shall have general charge of the financial affairs of the corporation. The treasurer shall have custody of all funds, securities and valuable papers of the corporation, except as the board of directors may otherwise provide. The treasurer shall keep or cause to be kept full and accurate records of account which shall be the property of the corporation, and which shall be always open to the inspection of each elected officer and director of the corporation. The treasurer shall deposit or cause to be deposited all funds of the corporation in such depository or depositories as may be authorized by the board of directors. The treasurer shall have the power to endorse for deposit or collection all notes, checks, drafts, and other negotiable instruments payable to the corporation. The treasurer shall perform such other duties as are incidental to the office, and such other duties as may be assigned by the board of directors. Assistant treasurers, if any, shall have such powers and perform such duties as the board of directors may from time to time determine.

          Section 3.12. Secretary and Assistant Secretaries. The secretary shall
          ------------  -----------------------------------
record, or cause to be recorded, all proceedings of the meetings of the stockholders and directors (including committees thereof) in the book of records of this corporation. The record books shall be open at reasonable times to the inspection of any stockholder, director, or officer. The secretary shall notify the stockholders and directors, when required by law or by these By-laws, of their respective meetings, and shall perform such other duties as the directors and stockholders may from time to time prescribe. The secretary shall have the custody and charge of the corporate seal, and shall affix the seal of the corporation to all instruments requiring such seal, and shall certify under the corporate seal the proceedings of the directors and of the stockholders, when required. In the absence of the secretary at any such meeting, a temporary secretary shall be chosen who shall record the proceedings of the meeting in the aforesaid books.

          Assistant secretaries, if any, shall have such powers and perform such duties as the board of directors may from time to time designate.

          Section 3.13. Other Powers and Duties. Subject to these By-laws and to
          ------------  -----------------------
such limitations as the board of directors may from time to time prescribe, the officers of the corporation shall each have such powers and duties as generally pertain to their respective offices, as well as such powers and duties as from time to time may be conferred by the board of directors.

                                   ARTICLE IV
                                   ----------

                                  Capital Stock
                                  -------------

          Section 4.1. Stock Certificates. Each stockholder shall be entitled to
          -----------  ------------------
a certificate representing the number of shares of the capital stock of the corporation owned by such person in such form as shall, in conformity to law, be prescribed from time to time by the board of directors. Each certificate shall be signed by the president or vice-president and treasurer or assistant treasurer or such other officers designated by the board of directors from time to time as permitted by law, shall bear the seal of the corporation, and shall express on its face its number, date of issue, class, the number of shares for which, and the name of the person to whom, it is issued. The corporate seal and any or all of the signatures of corporation officers may be facsimile if the stock certificate is manually counter-signed by an authorized person on behalf of a transfer agent or registrar other than the corporation or its employee.

          If an officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed on, a certificate shall have ceased to be such before the certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the time of its issue.

          Section 4.2. Transfer of Shares. Title to a certificate of stock and
          -----------  ------------------
to the shares represented thereby shall be transferred only on the books of the corporation by delivery to the corporation or its transfer agent of the certificate properly endorsed, or by delivery of the certificate accompanied by a written assignment of the same, or a properly executed written power of attorney to sell, assign or transfer the same or the shares represented thereby. Upon surrender of a certificate for the shares being transferred, a new certificate or certificates shall be issued according to the interests of the parties.

          Section 4.3. Record Holders. Except as otherwise may -be required by
          -----------  --------------
law, by Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record hold of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

          It shall be the duty of each stockholder to notify corporation of his post office address.

          Section 4.4. Record Date. In order that the corporation may determine
          -----------  -----------
the stockholders entitled to receive notice of or to vote at any meeting of stockholders or any adjournments thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the board of directors may fix, in advance, a record date, which shall not be more than sixty days prior to any other action. In such case only stockholders of record on such record date shall be so entitled notwithstanding any transfer of stock on the books of the corporation after the record date.

          If no record date is fixed: (i) the record date for determining stockholders entitled to receive notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is necessary, shall be the day on which the first written consent is expressed; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

          Section 4.5. Transfer Agent and Registrar for Shares of Corporation.
          -----------  ------------------------------------------------------
The board of directors may appoint a transfer agent and a registrar of the certificates of stock of the corporation. Any transfer agent so appointed shall maintain, among other records, a stockholders' ledger, setting forth the names and addresses of the holders of all issued shares of stock of the corporation, the number of shares held by each, the certificate numbers representing such shares, and the date of issue of the certificates representing such shares. Any registrar so appointed shall maintain, among other records, a share register, setting forth the total number of shares of each class of shares which the corporation is authorized to issue and the total number of shares actually issued. The stockholders' ledger and the share register are hereby identified as the stock transfer books of the corporation; but as between the stockholders' ledger and the share register, the names and addresses of stockholders, as they appear on the stockholders' ledger maintained by the transfer agent shall be the official list of stockholders of record of the corporation. The name and address of each stockholder of record, as they appear upon the stockholders' ledger, shall be conclusive evidence of who are the stockholders entitled to receive notice of the meetings of stockholders, to vote at such meetings, to examine a complete list of the stockholders entitled to vote at meetings, and to own, enjoy and exercise any other property or rights deriving from such shares against the corporation. Stockholders, but not the corporation, its directors, officers, agents or attorneys, shall be responsible for notifying the transfer agent, in writing, of any changes in their names or addresses from time to time, and failure to do so will relieve the corporation, its other stockholders, directors, officers, agents and attorneys, and its transfer agent and registrar, of liability for failure to direct notices or other documents, or pay over or transfer dividends or other property or rights, to a name or address other than the name and address appearing in the stockholders' ledger maintained by the transfer agent.

          Section 4.6. Loss of Certificates. In case of the loss, destruction or
          -----------  --------------------
mutilation of a certificate of stock, a replacement certificate may be issued in place thereof upon such terms as the board of directors may prescribe, including, in the discretion of the board of directors, a requirement of bond and indemnity to the corporation.

          Section 4.7. Restrictions on Transfer. Every certificate for shares of
          -----------  ------------------------
stock which are subject to any restriction on transfer, whether pursuant to the Certificate of Incorporation, the By-laws or any agreement to which the corporation is a party, shall have the fact of the restriction noted conspicuously on the certificate and shall also set forth on the face or back either the full text of the restriction or a statement that the corporation will furnish a copy to the holder of such certificate upon written request and without charge.

          Section 4.8. Multiple Classes of Stock. The amount and classes of the
          -----------  -------------------------
capital stock and the par value, if any, of the shares, shall be as fixed in the Certificate of Incorporation. At all times when there are two or more classes of stock, the several classes of stock shall conform to the description and the terms and have the respective preferences, voting powers, restrictions and qualifications set forth in the Certificate of Incorporation and these By-laws. Every certificate issued when the corporation is authorized to issue more than one class or series of stock shall set forth on its face or back either (i) the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class and series authorized to be issued, or (ii) a statement of the existence of such preferences, powers, qualifications and rights, and a statement that the corporation will furnish a copy thereof to the holder of such certificate upon written request and without charge.

                                    ARTICLE V
                                    ---------

                                    Dividends
                                    ---------

          Section 5.1. Declaration of Dividends. Except as otherwise required by
          -----------  ------------------------
law or by the Certificate of Incorporation, the board of directors may, in its discretion, declare what, if any, dividends shall be paid from the surplus or from the net profits of the corporation for the current or preceding fiscal year, or as otherwise permitted by law. Dividends may be paid in cash, in property, in shares of the corporation's stock, or in any combination thereof. Dividends shall be payable upon such dates as the board of directors may designate.

          Section 5.2. Reserves. Before the payment of any dividend and before
          -----------  --------
making any distribution of profits, the board of directors, from time to time and in its absolute discretion, shall have power to set aside out of the surplus or net profits of the corporation such sum or sums as the board of directors deems proper and sufficient as a reserve fund to meet contingencies or for such other purpose as the board of directors shall deem to be in the best interests of the corporation, and the board of directors may modify or abolish any such reserve.

                                   ARTICLE VI.
                                   ----------

                         Powers of Officers to Contract
                         ------------------------------

                              With the Corporation

          Any and all of the directors and officers of the corporation, notwithstanding their official relations to it, may enter into and perform any contract or agreement of any nature between the corporation and themselves, or any and all of the individuals from time to time constituting the board of directors of the corporation, or any firm or corporation in which any such director may be interested, directly or indirectly, whether such individual, firm or corporation thus contracting with the -corporation shall thereby derive personal or corporate profits or benefits or otherwise; provided, that (i) the material facts of such interest are disclosed or are known to the board of directors or committee thereof which authorizes such contract or agreement; (ii) if the material facts as to such person's relationship or interest are disclosed or are known to the stockholders entitled to vote thereon, and the contract is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or agreement is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders. Any director of the corporation who is interested in any transaction as aforesaid may nevertheless be counted in determining the existence of a quorum at any meeting of the board of directors which shall authorize or ratify any such transaction. This Article shall not be construed to invalidate any contract or other transaction which would otherwise be valid under the common or statutory law applicable thereto.

                                   ARTICLE VII
                                   -----------

                                 Indemnification
                                 ---------------

          Section 7.1. Definitions. For purposes of this Article VII the
          -----------
following terms shall have the meanings indicated:

          "Corporate Status" describes the status of a person who is or was a director, officer, employee, agent, trustee or fiduciary of the corporation or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such person is or was serving at the express written request of the corporation.

          "Court" means the Court of Chancery of the State of Delaware, the court in which the Proceeding in respect of which indemnification is sought by a Covered Person shall have been brought or is pending, or another court having subject matter jurisdiction and personal jurisdiction over the parties.

          "Covered Person" means a person who is a present or former director or officer of the corporation and shall include such person's legal representatives, heirs, executors and administrators.

          "Disinterested" describes any individual, whether or not that individual is a director, Officer, employee or agent of the corporation, who is not and was not and is not threatened to be made a party to the Proceeding in respect of which indemnification, advancement of Expenses or other action is sought by a Covered Person.

          "Expenses" shall include, without limitation, all reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating or being or preparing to be a witness in a Proceeding.

          "Good Faith" shall mean a Covered Person having acted in good faith and in a manner such Covered Person reasonably believed to be in or not opposed to the best interests of the corporation or, in the case of an employee benefit plan, the best interests of the participants or beneficiaries of said plan, as the case may be, and, with respect to any Proceeding which is criminal in nature, having had no reasonable cause to believe such Covered Person's conduct was unlawful.

          "Improper Personal Benefit" shall include, but not be limited to, the personal gain in fact by reason of a person's Corporate Status of a financial profit, monies or other advantage not also accruing to the benefit of the corporation or to the stockholders generally and which is unrelated to his usual compensation including, but not limited to, (i) in exchange for the exercise of influence over the corporation's affairs, (ii) as a result of the diversion of corporate opportunity, or (iii) pursuant to the use or communication of confidential or inside information for the purpose of generating a profit from trading in the corporation's securities. Notwithstanding the foregoing, "Improper Personal Benefit" shall not include any benefit, directly or indirectly, related to actions taken in order to evaluate, discourage, resist, prevent or negotiate any transaction with or proposal from any person or entity seeking control of, or a controlling interest in, the corporation.

          "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and may include law firms or members thereof that are regularly retained by the corporation but not by any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the standards of professional conduct then prevailing and applicable to such counsel, would have a conflict of interest in representing either the corporation or Covered Person in an action to determine the Covered Person's rights under this Article.

          "Officer" means the chairman of the board, president, vice presidents, treasurer, assistant treasurer(s), secretary, assistant secretary and such other executive officers as are appointed by the board of directors of the corporation and explicitly entitled to indemnification hereunder.

          "Proceeding" includes any actual, threatened or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation (including any internal corporate investigation), administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, other than one initiated by the Covered Person, but including one initiated by a Covered Person for the purpose of enforcing such Covered Person's rights under this Article to the extent provided in Section 7.14 of this Article. "Proceeding" shall not include any counterclaim brought by any Covered Person other than one arising out of the same transaction or occurrence that is the subject matter of the underlying claim.

          Section 7.2. Right to Indemnification in General.
          -----------  -----------------------------------

          (a) Covered Persons. The corporation may indemnify, and may advance Expenses, to each Covered Person who is, was or is threatened to be made a party or otherwise involved in any Proceeding, as provided in this Article and to the fullest extent permitted by applicable law in effect on the date hereof and to such greater extent as applicable law may hereafter from time to time permit.

          The indemnification provisions in this Article shall be deemed to be a contract between the corporation and each Covered Person who serves in any Corporate Status at any time while these provisions as well as the relevant provisions of the Delaware General Corporation Law are in effect, and any repeal or modification thereof shall not affect any right or obligation then existing with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or in part upon any such state of facts. Such a contract right may not be modified retroactively without the consent of such Covered Person.

          (b) Employees and Agents. The corporation may, to the extent authorized from time to time by the board of directors, grant indemnification and the advancement of Expenses to any employee or agent of the corporation to the fullest extent of the provisions of this Article with respect to the indemnification and advancement of Expenses of Covered Persons.

          Section 7.3. Proceedings Other Than Proceedings by or in the Right of
          -----------  --------------------------------------------------------
the Corporation. Each Covered Person may be entitled to the rights of
---------------
indemnification provided in this Section 7.3 if, by reason of such Covered Person's Corporate Status, such Covered Person is, was or is threatened to be made, a party to or is otherwise involved in any Proceeding, other than a Proceeding by or in the right of the corporation. Each Covered Person may be indemnified against Expenses, judgments, penalties, fines and amounts paid in settlements, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with such Proceeding or any claim, issue or matter therein, if such Covered Person acted in Good Faith and such Covered Person has not been adjudged during the course of such proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding.

          Section 7.4. Proceedings by or in the Right of the Corporation. Each
          -----------  -------------------------------------------------
Covered Person may be entitled to the rights of indemnification provided in this
Section 7.4 if, by reason of such Covered Person's Corporate Status, such Covered Person is, or is threatened to be made, a party to or is otherwise involved in any Proceeding brought by or in the right of the corporation to procure a judgment in its favor. Such Covered Person may be indemnified against Expenses, judgments, penalties, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with such Proceeding if such Covered Person acted in Good Faith and such Covered Person has not been adjudged during the course of such proceeding to have derived an Improper Personal Benefit from the transaction or occurrence forming the basis of such Proceeding. Notwithstanding the foregoing, no such indemnification shall be made in respect of any claim, issue or matter in such Proceeding as to which such Covered Person shall have been adjudged to be liable to the corporation if applicable law prohibits such indemnification; provided, however, that, if applicable law so permits, indemnification shall nevertheless be made by the corporation in such event if and only to the extent that the Court which is considering the matter shall so determine.

          Section 7.5. Indemnification of a Party Who is Wholly or Partly
          -----------  --------------------------------------------------
Successful. Notwithstanding any provision of this Article to the contrary, to
----------
the extent that a Covered Person is, by reason of such Covered Person's Corporate Status, a party to or is otherwise involved in and is successful, on the merits or otherwise, in any Proceeding, such Covered Person shall be indemnified to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection therewith. If such Covered Person is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the corporation shall indemnify such Covered Person to the maximum extent permitted by law, against all Expenses, judgments, penalties, fines, and amounts paid in settlement, actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section 7.5 and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

          Section 7.6. Indemnification for Expenses of a Witness.
          -----------  -----------------------------------------
Notwithstanding any provision of this Article to the contrary, to the extent that a Covered Person is, by reason of such Covered Person's Corporate Status, a witness in any Proceeding, such Covered Person shall be indemnified against all Expenses actually and reasonably incurred by such Covered Person or on such Covered Person's behalf in connection therewith.

          Section 7.7. Advancement of Expenses. Notwithstanding any provision of
          -----------  -----------------------
this Article to the contrary, the corporation may advance all reasonable Expenses which, by reason of a Covered Person's Corporate Status, were incurred by or on behalf of such Covered Person in connection with any Proceeding, within thirty (30) days after the receipt by the corporation of a statement or statements from such Covered Person requesting such advance or advances, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by the Covered Person and shall include or be preceded or accompanied by an undertaking by or on behalf of the Covered Person to repay any Expenses if such Covered Person shall be adjudged to be not entitled to be indemnified against such Expenses. Any advance and undertaking to repay pursuant to this Section 7.7 may be unsecured interest-free, as the corporation sees fit. Advancement of Expenses pursuant to this Section 7.7 shall not require approval of the board of directors or the stockholders of the corporation, or of any other person or body. The secretary of the corporation shall promptly advise the Board in writing of the request for advancement of Expenses, of the amount and other details of the request and of the undertaking to make repayment provided pursuant to this Section 7.7.

          Section 7.8. Notification and Defense of Claim. Promptly after receipt
          -----------  ---------------------------------
by a Covered Person of notice of the commencement of any Proceeding, such Covered Person shall, if a claim is to be made against the corporation under this Article, notify the corporation of the commencement of the Proceeding. The failure to notify the corporation will not relieve the corporation from any liability which it may have to such Covered Person otherwise than under this Article. With respect to any such Proceedings to which such Covered Person notifies the corporation:

          (a) The corporation will be entitled to participate in the defense at its own expense.

          (b) Except as otherwise provided below in this subparagraph (b), the corporation (jointly with any other indemnifying party similarly notified) will be entitled to assume the defense with counsel reasonably satisfactory to the Covered Person. After notice from the corporation to the Covered Person of its election to assume the defense of a suit, the corporation will not be liable to the Covered Person under this Article for any legal or other expenses subsequently incurred by the Covered Person in connection with the defense of the Proceeding other than reasonable costs of investigation or as otherwise provided below in this subparagraph (b). The Covered Person shall have the right to employ his own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the corporation of its assumption of the defense shall be at the expense of the Covered Person except as provided in this paragraph. The fees and expenses of counsel shall be at the expense of the corporation if (i) the employment of counsel by the Covered Person has been authorized by the corporation, (ii) the Covered Person shall have concluded reasonably that there may be a conflict of interest between the corporation and the Covered Person in the conduct of the defense of such action and such conclusion is confirmed in writing by the corporation's outside counsel regularly employed by it in connection with corporate matters, or (iii) the corporation shall not in fact have employed counsel to assume the defense of such Proceeding. The corporation shall be entitled to participate in, but shall not be entitled to assume the defense of any Proceeding brought by or in the right of the corporation or as to which the Covered Person shall have made the conclusion provided for in (ii) above and such conclusion shall have been so confirmed by the corporation's said outside counsel.

          (c) Notwithstanding any provision of this Article to the contrary, the corporation shall not be obligated to indemnify the Covered Person under this Article for any amounts paid in settlement of any Proceeding effected without its written consent. The corporation shall not settle any Proceeding or claim in any manner which would impose any penalty, limitation or disqualification of the Covered Person for any purpose without such Covered Person's written consent. Neither the corporation nor the Covered Person will unreasonably withhold their consent to any proposed settlement.

          (d) If it is determined that the Covered Person is entitled to indemnification other than as afforded under subparagraph (b) above, payment to the Covered Person of the additional amounts for which he is to be indemnified shall be made within ten (10) days after such determination.

          Section 7.9. Procedures.
          -----------  ----------

          (a) Method of Determination. A determination (as provided for by this Article or if required by applicable law in the specific case) with respect to a Covered Person's entitlement to indemnification shall be made either (a) by the board of directors by a majority vote of a quorum consisting of Disinterested directors, or (b) in the event that a quorum of the board of directors consisting of Disinterested directors is not obtainable or, even if obtainable, such quorum of Disinterested directors so directs, by Independent Counsel in a written determination to the board of directors, a copy of which shall be delivered to the Covered Person seeking indemnification, or (c) by the vote of the holders of a majority of the corporation's capital stock outstanding at the time entitled to vote thereon.

          (b) Initiating Request. A Covered Person who seeks indemnification under this Article shall submit a Request for Indemnification, including such documentation and information as is reasonably available to such Covered Person and is reasonably necessary to determine whether and to what extent such Covered Person is entitled to indemnification.

          (c) Presumptions. In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall not presume that the Covered Person is or is not entitled to indemnification under this Article.

          (d) Burden of Proof. Each Covered Person shall bear the burden of going forward and demonstrating sufficient facts to support his claim for entitlement to indemnification under this Article. That burden shall be deemed satisfied by the submission of an initial Request for Indemnification pursuant to Section 7.9(b) above.

          (e) Effect of Other Proceedings. The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of guilty or of nolo contendere or its equivalent, shall not (except as otherwise expressly provided in this Article) of itself adversely affect the right of a Covered Person to indemnification or create a presumption that a Covered Person did not act in Good Faith.

          (f) Actions of Others. The knowledge, actions, or failure to act, of any director, officer, employee, agent, trustee or fiduciary of the enterprise whose daily activities the Covered Person was actually responsible for may be imputed to a Covered Person for purposes of determining the right to indemnification under this Article.

          Section 7.10. Action by the Corporation. Any action, payment, advance
          ------------  -------------------------
determination other than a determination made pursuant to Section 7.9(a) above, authorization, requirement, grant of indemnification or other action taken by the corporation pursuant to this Article shall be effected exclusively through any Disinterested person so authorized by the board of directors of the corporation, including the chairman of the board, president or any vice president of the corporation.

          Section 7.11. Non-Exclusivity. The rights of indemnification and to
          ------------  ---------------
receive advancement of Expenses as provided by this Article shall not be deemed exclusive of any other rights to which a Covered Person may at any time be entitled under applicable law, the Certificate of Incorporation, these By-laws, any agreement, a vote of stockholders or a resolution of the board of directors, or otherwise. No amendment, alteration, rescission or replacement of this Article or any provision hereof shall be effective as to an Covered Person with respect to any action taken or omitted by such Covered Person in such Covered Person's Corporate Status or with respect to any state of facts then or previously existing or any Proceeding previously or thereafter brought or threatened based in whole or to the extent based in part upon any such state of facts existing prior to such amendment, alteration, rescission or replacement.

          Section 7.12. Insurance. The corporation may maintain, at its expense,
          ------------  ---------
an insurance policy or policies to protect itself and any Covered Person, officer, employee or agent of the corporation or another enterprise against liability arising out of this Article or otherwise, whether or not the corporation would have the power to indemnify any such person against such liability under the Delaware General Corporation Law.

          Section 7.13. No Duplicative Payment. The corporation shall not be
          ------------  ----------------------
1iable under this Article to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that a Covered Person has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

          Section 7.14. Expenses of Adjudication. In the event that any Covered
          ------------  ------------------------
Person seeks a judicia1 adjudication, or an award in arbitration, to enforce such Covered Person's rights under, or to recover damages for breach of, this Article, the Covered Person shall be entitled to recover from the corporation, and shall be indemnified by the corporation against, any and all expenses (of the types described in the definition of Expenses in Section 7.1 of this Article) actually and reasonably incurred by such Covered Person in seeking such adjudication or arbitration, but only if such Covered Person prevails therein. If it shall be determined in such adjudication or arbitration that the Covered Person is entitled to receive part but not all of the indemnification of expenses sought, the expenses incurred by such Covered Person in connection with such adjudication or arbitration shall be appropriately prorated.

          Section 7.15. Severability.  If any provision or provisions of this
          ------------  ------------
Article shall be held to be invalid, illegal or unenforceable for any reason whatsoever:

          (a) the validity, legality and enforceability of the remaining provisions of this Article (including without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and

          (b) to the fullest extent possible, the provisions of this Article (including, without limitation, each portion of any Section of this Article containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

                                  ARTICLE VIII.
                                  ------------

                            Miscellaneous Provisions
                            ------------------------

          Section 8.1. Certificate of Incorporation.  All references in these
          -----------  ----------------------------
By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

          Section 8.2. Fiscal Year. Except as from time to time otherwise
          -----------  -----------
provided by the board of directors, the fiscal year of the corporation shall end on the 31st day of December of each year.

          Section 8.3. Corporate Seal. The board of directors shall have the
          -----------  --------------
power to adopt and alter the seal of the corporation.

          Section 8.4. Execution of Instruments. All deeds, leases, transfers,
          -----------  ------------------------
contracts, bonds, notes, and other obligations authorized to be executed by an officer of the corporation on its behalf shall be signed by the chairman of the board, president or the treasurer except as the board of directors may generally or in particular cases otherwise determine.

          Section 8.5. Voting of Securities. Unless the board of directors
          -----------  --------------------
otherwise provides, the chairman of the board, president or treasurer may waive notice of and act on behalf of this corporation, or appoint another person or persons to act as proxy or attorney in fact for this corporation with or without discretionary power and/or power of substitution, at any meeting of stockholders or shareholders of any other corporation or organization, any of whose securities are held by this corporation.

          Section 8.6. Evidence of Authority. A certificate by the secretary or
          -----------  ---------------------
any assistant secretary as to any action taken by the stockholders, directors or any officer or representative of the corporation shall, as to all persons who rely thereon in good faith, be conclusive evidence of such action. The exercise of any power which by law, by the Certificate of Incorporation, or by these By-laws, or under any vote of the stockholders or the board of directors, may be exercised by an officer of the corporation only in the event of absence of another officer or any other contingency shall bind the corporation in favor of anyone relying thereon in good faith, whether or not such absence or contingency existed.

          Section 8.7. Corporate Records. The original, or attested copies, of
          -----------  -----------------
the Certificate of Incorporation, By-laws, records of all meetings of the incorporators and stockholders, and the stock transfer books (which shall contain the names of all stockholders and the record address and the amount of stock held by each) shall be kept in Delaware at the principal office of the corporation, or at an office of the corporation, or at an office of its transfer agent or of the secretary or of the assistant secretary, if any. Said copies and records need not all be kept in the same office. They shall be available at all reasonable times to inspection of any stockholder for any purpose but not to secure a list of stockholders for the purpose of selling said list or copies thereof or for using the same for a purpose other than in the interest of the applicant, as a stockholder, relative to the affairs of the corporation.

          Section 8.8. Charitable Contributions. The board of directors from
          -----------  ------------------------
time to time may authorize contributions to be made by the corporation in such amounts as it may determine to be reasonable to corporations, trusts, funds or foundations organized and operated exclusively for charitable, scientific or educational purposes, no part of the net earning of which inures to the private benefit of any stockholder or individual.

                                   ARTICLE IX
                                   ----------

                                   Amendments
                                   ----------

          Section 9.1. Amendment by Stockholders. Prior to the issuance of
          -----------  -------------------------
stock, these By-laws may be amended, altered or repealed by the incorporator(s) by majority vote. After stock has been issued, these By-laws may be amended altered or repealed by the stockholders at any annual or special meeting by vote or a majority of all shares outstanding and entitled to vote, except that where the effect of the amendment would be to reduce any voting requirement otherwise required by law, the Certificate of Incorporation or these By-laws, such amendment shall require the vote that would have been required by such other provision. Notice and a copy of any proposal to amend these By-laws must be included in the notice of meeting of stockholders at which action is taken upon such amendment.

          Section 9.2. Amendment by Board of Directors. These Bylaws may be
          -----------  -------------------------------
amended or altered by the board of directors at a meeting duly called for the purpose by majority vote of the directors then in office, except that directors shall not amend the By-laws in a manner which:

          (a) changes the stockholder voting requirements for any action;

          (b) alters or abolishes any preferential right or right of redemption applicable to a class or series of stock with shares already outstanding;

          (c) alters the provisions of Article IX hereof; or

          (d) permits the board of directors to take any action which under law, the Certificate of Incorporation, or these By-laws is required to be taken by the stockholders.

          Any amendment of these By-laws by the board of directors may be altered or repealed by the stockholders at any annual or special meeting of stockholders.